Exhibit 99.1

08

NEWS RELEASE

CONTACTS
Media	Investor Relations
Angela Howland Blackwell: 585-678-7141 Cheryl Gossin: 585-678-7191	Patty Yahn-Urlaub: 585-678-7483 Bob Czudak: 585-678-7170

Court Allows Settlement to Proceed Among the

DOJ, Constellation Brands, Anheuser-Busch

InBev and Grupo Modelo

VICTOR, N.Y., April 22, 2013--The Court today signed the previously announced stipulation and order between Constellation Brands, Inc. (NYSE: STZ, STZ.B), Anheuser-Busch InBev (Euronext: ABI; NYSE: BUD), Grupo Modelo, S.A.B. de C.V. (BMV: GMODELOC), and the Department of Justice that resolves the Department of Justice’s challenge to AB InBev’s proposed acquisition of the remaining shares of Grupo Modelo that it does not already own. The parties had requested the Court’s signature of the stipulation and order last Friday, April 19, 2013.

   Constellation expects to complete its transaction with AB InBev around the end of Constellation’s first quarter fiscal 2014 or shortly thereafter.

About Constellation Brands

  Constellation Brands is the world’s leading premium wine company that achieves success through an unmatched knowledge of wine consumers, storied brands that suit varied lives and tastes, and more than 4,400 talented employees worldwide. With a broad portfolio of widely admired premium products across the wine, beer and spirits categories, Constellation’s brand portfolio includes Robert Mondavi, Clos du Bois, Kim Crawford, Inniskillin, Franciscan Estate, Mark West, Ruffino, Simi, Estancia, Corona Extra, Black Velvet Canadian Whisky and SVEDKA Vodka.

  Constellation Brands (NYSE: STZ and STZ.B) is a S&P 500 Index and Fortune 1000® company with more than 100 brands in our portfolio, sales in about 100 countries and operations in approximately 40 facilities. The company believes that industry leadership involves a commitment to our brands, to the trade, to the land, to investors and to different people around the world who turn to our products when celebrating big moments or enjoying quiet ones. We express this commitment through our vision: to elevate life with every glass raised. To learn more about Constellation, visit the company’s website at www.cbrands.com.

Forward-Looking Statements

  This news release contains forward-looking statements. All statements other than statements of historical fact are forward-looking statements. The word “expect” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These statements may relate to business strategy, future operations, prospects, plans and objectives of management, as well as information concerning expected actions of third parties. All forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those set forth in, or implied by, such forward-looking statements. The transactions described in the news release (collectively, the “Transactions”) are subject to the satisfaction of certain closing conditions, including receipt of any necessary regulatory approval and the consummation of certain transactions between Anheuser-Busch InBev SA/NV and Grupo Modelo, S.A.B. de C.V. and certain of its affiliates. All forward-looking statements speak only as of the date of this news release and Constellation Brands undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The forward-looking statements are based on management’s current expectations should not be construed in any manner as a guarantee that such results will in fact occur or that the Transactions will occur or occur on the timetable contemplated hereby.

  In addition to the risks and uncertainties of ordinary business operations, the forward-looking statements of Constellation Brands contained in this news release are subject to a number of risks and uncertainties, including completion of the Transactions on the expected terms, the availability of financing on the expected terms, the ability to realize the expected benefits of the Transactions, and other factors and uncertainties disclosed in the company’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended February 29, 2012, as supplemented by the company’s Quarterly Report on Form 10-Q for the fiscal quarter ended May 31, 2012, which could cause future performance to differ from current expectations.

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